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                              EXHIBIT 10.39

            THIS LEASE AGREEMENT, MADE THE 15 DAY OF MARCH 1996,
            BETWEEN
                           GAMMA REALTY CO
LANDLORD

            RESIDING OR LOCATED AT P.O. BOX 808
            IN THE TOWN OF LYNDHURST IN THE COUNTY OF
            BERGEN AND STATE OF NEW JERSEY 07071, HEREIN DESIGNATED AS THE LANDLORD,
            AND
                           THE COLONEL'S INC,
TENANT

            RESIDING OR LOCATED AT 620 SOUTH PLATT ROAD
            IN THE TOWN OF MILAN IN THE COUNTY OF
            ________________ AND STATE OF MICHIGAN 48160, HEREIN DESIGNATED AS THE TENANT;
                 WITNESSETH THAT, THE LANDLORD DOES HEREBY LEASE TO THE TENANT
            AND THE TENANT DOES HEREBY RENT FROM THE LANDLORD, THE FOLLOWING DESCRIBED PREMISES:
                           40 VREELAND AVE.,  TOTOWA, NJ

PREMISES 23,000 SQ. FT. AT $6.25/SQ. FT. PER YEAR GROSS WITH AN ADDITIONAL 3 YEAR OPTION AT $7.00/SQ. FT. PER YEAR GROSS SEE RIDER

            FOR A TERM OF THIRTY-SIX (36) MONTHS, THREE YEARS
TERM COMMENCING ON APRIL 1 1996, AND ENDING ON MARCH 31 1999, TO BE USED AND OCCUPIED ONLY AND FOR NO OTHER PURPOSE THAN

                 WAREHOUSE AND DISTRIBUTION OF AUTOMOBILE AND TRUNK
USE              BUMPERS, RELATED PARTS AND TRUCK BEDLINERS.
                 SEE RIDER

                 UPON THE FOLLOWING CONDITIONS AND COVENANTS:
                 1ST:  THE TENANT COVENANTS AND AGREES TO PAY TO THE LANDLORD,
            AS RENT FOR AND DURING THE TERM HEREOF, THE SUM OF $431,250 FOUR HUNDRED THOUSAND THIRTY ONE TWO HUNDRED FIFTY DOLLARS IN THE FOLLOWING MANNER:
PAYMENT           YEAR             TOTAL MONTHLY           TOTAL ANNUAL
OF RENT            1                $ 11,979.17            $143,750.00
                   2                $ 11,979.17            $143,750.00
                   3                $ 11,979.17            $143,750.00

                 2ND:  THE TENANT HAS EXAMINED THE PREMISES AND HAS ENTERED
REPAIRS     INTO THIS LEASE WITHOUT ANY REPRESENTATION ON THE PART OF THE
AND CARE    LANDLORD AS TO THE CONDITION THEREOF. THE TENANT SHALL TAKE GOOD
            CARE OF THE PREMISES AND SHALL AT THE TENANT'S OWN COST AND EXPENSE,

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            MAKE ALL REPAIRS, INCLUDING PAINTING AND DECORATING, AND SHALL
            MAINTAIN THE PREMISES IN GOOD CONDITION AND STATE OF REPAIR, AND AT THE END OR OTHER EXPIRATION OF THE TERM HEREOF, SHALL DELIVER UP THE RENTED PREMISES IN GOOD ORDER AND CONDITION, WEAR AND TEAR FROM A REASONABLE USE THEREOF, AND DAMAGE BY THE ELEMENTS NOT RESULTING FROM THE NEGLECT OR FAULT OF THE TENANT, EXCEPTED. THE TENANT SHALL NEITHER ENCUMBER NOR OBSTRUCT THE SIDEWALKS, DRIVEWAYS, YARDS, ENTRANCES, HALLWAYS AND STAIRS, BUT SHALL KEEP AND MAINTAIN THE SAME IN A CLEAN CONDITION, FREE FROM DEBRIS, TRASH, REFUSE, SNOW AND ICE.

                 3RD:  IN CASE OF THE DESTRUCTION OF OR ANY DAMAGE TO THE GLASS
GLASS,      IN THE LEASED PREMISES, OR THE DESTRUCTION OF OR DAMAGE OF ANY KIND
ETC.        WHATSOEVER TO THE SAID PREMISES, CAUSED BY THE CARELESSNESS,
DAMAGE      NEGLIGENCE OR IMPROPER CONDUCT ON THE PART OF THE TENANT OR THE
REPAIRS     TENANT'S AGENTS, EMPLOYEES, GUESTS, LICENSEES, INVITEES, SUBTENANTS,
            ASSIGNEES OR SUCCESSORS, THE TENANT SHALL REPAIR THE SAID DAMAGE OR
            REPLACE OR RESTORE ANY DESTROYED PARTS OF THE PREMISES, AS SPEEDILY
            AS POSSIBLE, AT THE TENANT'S OWN COST AND EXPENSE.

                 4TH:  NO ALTERATIONS, ADDITIONS OR IMPROVEMENTS SHALL BE MADE,
ALTERA-     AND NO CLIMATE REGULATING, AIR CONDITIONING, COOLING, HEATING OR
TIONS       SPRINKLER SYSTEMS, TELEVISION OR RADIO ANTENNAS, HEAVY EQUIPMENT,
IMPROVE-    APPARATUS AND FIXTURES, SHALL BE INSTALLED IN OR ATTACHED TO THE
MENTS       LEASED PREMISES, WITHOUT THE WRITTEN CONSENT OF THE LANDLORD. UNLESS
            OTHERWISE PROVIDED HEREIN, ALL SUCH ALTERATIONS, ADDITIONS OR
            IMPROVEMENTS AND SYSTEMS, WHEN MADE, INSTALLED IN OR ATTACHED TO THE
            SAID PREMISES, SHALL BELONG TO AND BECOME THE PROPERTY OF THE
            LANDLORD AND SHALL BE SURRENDERED WITH THE PREMISES AND AS PART
            THEREOF UPON THE EXPIRATION OR SOONER TERMINATION OF THIS LEASE,
            WITHOUT HINDRANCE, MOLESTATION OR INJURY.       SEE RIDER

                 5TH:  THE TENANT SHALL NOT PLACE NOR ALLOW TO BE PLACED ANY
            SIGNS OF ANY KIND WHATSOEVER, UPON, IN OR ABOUT THE SAID PREMISES OR
SIGNS ANY PART THEREOF, EXCEPT OF A DESIGN AND STRUCTURE AND IN OR AT SUCH PLACES AS MAY BE INDICATED AND CONSENTED TO BY THE LANDLORD IN WRITING. IN CASE THE LANDLORD OR THE LANDLORD'S AGENTS, EMPLOYEES OR REPRESENTATIVES SHALL DEEM IT NECESSARY TO REMOVE ANY SUCH SIGNS IN ORDER TO PAINT OR MAKE ANY REPAIRS, ALTERATIONS OR IMPROVEMENTS IN OR UPON SAID PREMISES OR ANY PART THEREOF, THEY MAY BE SO REMOVED, BUT SHALL BE REPLACED AT THE LANDLORD'S EXPENSE WHEN THE SAID REPAIRS, ALTERATIONS OR IMPROVEMENTS SHALL HAVE BEEN COMPLETED. ANY SIGNS PERMITTED BY THE LANDLORD SHALL AT ALL TIMES CONFORM WITH ALL MUNICIPAL ORDINANCES OR OTHER LAWS AND REGULATIONS APPLICABLE
            THERETO.               SEE RIDER

                 6TH:  THE TENANT SHALL PAY WHEN DUE ALL THE RENTS OR CHARGES
            FOR WATER OR OTHER UTILITIES USED BY THE TENANT, WHICH ARE OR MAY BE
UTILITIES   ASSESSED OR IMPOSED UPON THE LEASED PREMISES OR WHICH ARE OR MAY BE
            CHARGED TO THE LANDLORD BY THE SUPPLIERS THEREOF DURING THE TERM
            HEREOF, AND IF NOT PAID, SUCH RENTS OR CHARGES SHALL BE ADDED TO AND

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            BECOME PAYABLE AS ADDITIONAL RENT WITH THE INSTALLMENT OF RENT NEXT
            DUE OR WITHIN 30 DAYS OF DEMAND THEREFOR, WHICHEVER OCCURS SOONER.

                 7TH:  THE TENANT SHALL PROMPTLY COMPLY WITH ALL LAWS,
            ORDINANCES, RULES, REGULATIONS, REQUIREMENTS AND DIRECTIVES OF THE
            FEDERAL, STATE AND MUNICIPAL GOVERNMENTS OR PUBLIC AUTHORITIES AND
COMPLIANCE  OF ALL THEIR DEPARTMENTS, BUREAUS AND SUBDIVISIONS, APPLICABLE TO
WITH LAWS   AND AFFECTING THE SAID PREMISES, THEIR USE AND OCCUPANCY, FOR THE
ETC.        CORRECTION, PREVENTION AND ABATEMENT OF NUISANCES, VIOLATIONS OR
            OTHER GRIEVANCES IN, UPON OR CONNECTED WITH THE SAID PREMISES,
            DURING THE TERM HEREOF; AND SHALL PROMPTLY COMPLY WITH ALL ORDERS,
            REGULATIONS, REQUIREMENTS AND DIRECTIVES OF THE BOARD OF FIRE
            UNDERWRITERS OR SIMILAR AUTHORITY AND OF ANY INSURANCE COMPANIES
            WHICH HAVE ISSUED OR ARE ABOUT TO ISSUE POLICIES OF INSURANCE
            COVERING THE SAID PREMISES AND ITS CONTENTS, FOR THE PREVENTION OF
            FIRE OR OTHER CASUALTY, DAMAGE OR INJURY, AT THE TENANT'S OWN COST
            AND EXPENSE.

                 8TH:  THE TENANT, AT TENANT'S OWN COST AND EXPENSE, SHALL
            OBTAIN OR PROVIDE AND KEEP IN FULL FORCE FOR THE BENEFIT OF THE
LIABILITY   LANDLORD, DURING THE TERM HEREOF, GENERAL PUBLIC LIABILITY
INSURANCE   INSURANCE, INSURING THE LANDLORD AGAINST ANY AND ALL LIABILITY OR
            CLAIMS OF LIABILITY ARISING OUT OF, OCCASIONED BY OR RESULTING FROM
            ANY ACCIDENT OR OTHERWISE IN OR ABOUT THE LEASED PREMISES, FOR
            INJURIES TO ANY PERSON OR PERSONS, FOR LIMITS OF NOT LESS THAN
            $500,000.00 FOR INJURIES TO ONE PERSON AND $1,000,000.00 FOR
            INJURIES TO MORE THAN ONE PERSON, IN ANY ONE ACCIDENT OR OCCURRENCE,
            AND FOR LOSS OR DAMAGE TO THE PROPERTY OF ANY PERSON OR PERSONS, FOR
INDEMNI-    NOT LESS THAN $250,000.00. THE POLICY OR POLICIES OF INSURANCE SHALL
FICATION    BE OF A COMPANY OR COMPANIES AUTHORIZED TO DO BUSINESS IN THIS STATE
            AND SHALL BE DELIVERED TO THE LANDLORD, TOGETHER WITH EVIDENCE OF
            THE PAYMENT OF THE PREMIUMS THEREFOR, NOT LESS THAN FIFTEEN DAYS
            PRIOR TO THE COMMENCEMENT OF THE TERM HEREOF OR OF THE DATE WHEN THE
            TENANT SHALL ENTER INTO POSSESSION, WHICHEVER OCCURS SOONER.  AT
            LEAST FIFTEEN DAYS PRIOR TO THE EXPIRATION OR TERMINATION DATE OF
            ANY POLICY, THE TENANT SHALL DELIVER A RENEWAL OR REPLACEMENT POLICY
            WITH PROOF OF THE PAYMENT OF THE PREMIUM THEREFOR. THE TENANT ALSO
            AGREES TO AND SHALL SAVE, HOLD AND KEEP HARMLESS AND INDEMNIFY THE
            LANDLORD FROM AND FOR ANY AND ALL PAYMENTS, EXPENSES, COSTS,
            ATTORNEY FEES AND FROM AND FOR ANY AND ALL CLAIMS AND LIABILITY FOR
            LOSSES OR DAMAGE TO PROPERTY OR INJURIES TO PERSONS OCCASIONED
            WHOLLY OR IN PART BY OR RESULTING FROM ANY ACTS OR OMISSIONS BY THE
            TENANT OR THE TENANT'S AGENTS, EMPLOYEES, GUESTS, LICENSEES,
            INVITEES, SUBTENANTS, ASSIGNEES OR SUCCESSORS, OR FOR ANY CAUSE OR
            REASON WHATSOEVER ARISING OUT OF OR BY REASON OF THE OCCUPANCY BY
            THE TENANT AND THE CONDUCT OF THE TENANT'S BUSINESS.

                 9TH: THE TENANT SHALL NOT, WITHOUT THE WRITTEN CONSENT OF THE ASSIGNMENT LANDLORD, ASSIGN, MORTGAGE OR HYPOTHECATE THIS LEASE, NOR SUBLET OR
            SUBLEASE THE PREMISES OR ANY PART THEREOF.

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RESTRIC-         10TH:  THE TENANT SHALL NOT OCCUPY OR USE THE LEASED PREMISES
TION OF     OR ANY PART THEREOF, NOR PERMIT OR SUFFER THE SAME TO BE OCCUPIED OR
USE         USED FOR ANY PURPOSES OTHER THAN AS HEREIN LIMITED, NOR FOR ANY
            PURPOSE DEEMED UNLAWFUL, DISREPUTABLE, OR EXTRA HAZARDOUS, ON
            ACCOUNT OF FIRE OR OTHER CASUALTY.

                 11TH:  THIS LEASE SHALL NOT BE A LIEN AGAINST THE SAID
            PREMISES IN RESPECT TO ANY MORTGAGES THAT MAY HEREAFTER BE PLACED
MORTGAGE    UPON SAID PREMISES. THE RECORDING OF SUCH MORTGAGE OR MORTGAGES
PRIORITY    SHALL HAVE PREFERENCE AND PRECEDENCE AND BE SUPERIOR AND PRIOR IN
            LIEN TO THIS LEASE, IRRESPECTIVE OF THE DATE OF RECORDING AND THE
            TENANT AGREES TO EXECUTE ANY INSTRUMENTS, WITHOUT COST, WHICH MAY BE
            DEEMED NECESSARY OR DESIRABLE, TO FURTHER EFFECT THE SUBORDINATION
            OF THIS LEASE TO ANY SUCH MORTGAGE OR MORTGAGES. A REFUSAL BY THE
            TENANT TO EXECUTE SUCH INSTRUMENTS SHALL ENTITLE THE LANDLORD TO THE
            OPTION OF CANCELLING THIS LEASE, AND THE TERM HEREOF IS HEREBY
            EXPRESSLY LIMITED ACCORDINGLY.

                 12TH:  IF THE LAND AND PREMISES LEASED HEREIN, OR OF WHICH THE
            LEASED PREMISES ARE A PART, OR ANY PORTION THEREOF, SHALL BE TAKEN
            UNDER EMINENT DOMAIN OR CONDEMNATION PROCEEDINGS, OR IF SUIT OR
            OTHER ACTION SHALL BE INSTITUTED FOR THE TAKING OR CONDEMNATION
CONDEMNA-   THEREOF, OR IF IN LIEU OF ANY FORMAL CONDEMNATION PROCEEDINGS OR
TION        ACTIONS, THE LANDLORD SHALL GRANT AN OPTION TO PURCHASE AND OR SHALL
            SELL AND CONVEY THE SAID PREMISES OR ANY PORTION THEREOF, TO THE
EMINENT     GOVERNMENT OR OTHER PUBLIC AUTHORITY, AGENCY, BODY OR PUBLIC
DOMAIN      UTILITY, SEEKING TO TAKE SAID LAND AND PREMISES OR ANY PORTION
            THEREOF, THEN THIS LEASE, AT THE OPTION OF THE LANDLORD, SHALL
            TERMINATE, AND THE TERM HEREOF SHALL END AS OF SUCH DATE AS THE
            LANDLORD SHALL FIX BY NOTICE IN WRITING; AND THE TENANT SHALL HAVE
            NO CLAIM OR RIGHT TO CLAIM OR BE ENTITLED TO ANY PORTION OF ANY
            AMOUNT WHICH MAY BE AWARDED AS DAMAGES OR PAID AS THE RESULT OF SUCH
            CONDEMNATION PROCEEDINGS OR PAID AS THE PURCHASE PRICE FOR SUCH
            OPTION, SALE OR CONVEYANCE IN LIEU OF FORMAL CONDEMNATION
            PROCEEDINGS; AND ALL RIGHTS OF THE TENANT TO DAMAGES, IF ANY, ARE
            HEREBY ASSIGNED TO THE LANDLORD. THE TENANT AGREES TO EXECUTE AND
            DELIVER ANY INSTRUMENTS, AT THE EXPENSE OF THE LANDLORD, AS MAY BE
            DEEMED NECESSARY OR REQUIRED TO EXPEDITE ANY CONDEMNATION
            PROCEEDINGS OR TO EFFECTUATE A PROPER TRANSFER OF TITLE TO SUCH
            GOVERNMENTAL OR OTHER PUBLIC AUTHORITY, AGENCY, BODY OR PUBLIC
            UTILITY SEEKING TO TAKE OR ACQUIRE THE SAID LANDS AND PREMISES OR
            ANY PORTION THEREOF. THE TENANT COVENANTS AND AGREES TO VACATE THE
            SAID PREMISES, REMOVE ALL THE TENANT'S PERSONAL PROPERTY THEREFROM
            AND DELIVER UP PEACEABLE POSSESSION THEREOF TO THE LANDLORD OR TO
            SUCH OTHER PARTY DESIGNATED BY THE LANDLORD IN THE AFOREMENTIONED
            NOTICE. FAILURE BY THE TENANT TO COMPLY WITH ANY PROVISIONS IN THIS
            CLAUSE SHALL SUBJECT THE TENANT TO SUCH COSTS, EXPENSES, DAMAGES AND
            LOSSES AS THE LANDLORD MAY INCUR BY REASON OF THE TENANT'S BREACH
            HEREOF.


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                 13TH:  IN CASE OF FIRE OR OTHER CASUALTY, THE TENANT SHALL
            GIVE IMMEDIATE NOTICE TO THE LANDLORD. IF THE PREMISES SHALL BE
            PARTIALLY DAMAGED BY FIRE, THE ELEMENTS OR OTHER CASUALTY, THE
            LANDLORD SHALL REPAIR THE SAME AS SPEEDILY AS PRACTICABLE, BUT THE
            TENANT'S OBLIGATION TO PAY THE RENT HEREUNDER SHALL NOT CEASE. IF,
FIRE AND    IN THE OPINION OF THE LANDLORD, THE PREMISES BE SO EXTENSIVELY AND
OTHER       SUBSTANTIALLY DAMAGED AS TO RENDER THEM UNTENANTABLE, THEN THE RENT
CASUALTY    SHALL CEASE UNTIL SUCH TIME AS THE PREMISES SHALL BE MADE TENANTABLE
            BY THE LANDLORD. HOWEVER, IF, IN THE OPINION OF THE LANDLORD, THE
            PREMISES BE TOTALLY DESTROYED OR SO EXTENSIVELY AND SUBSTANTIALLY
            DAMAGED AS TO REQUIRE PRACTICALLY A REBUILDING THEREOF, THEN THE
            RENT SHALL BE PAID UP TO THE TIME OF SUCH DESTRUCTION AND THEN AND
            FROM THENCEFORTH THIS LEASE SHALL COME TO AN END. IN NO EVENT
            HOWEVER, SHALL THE PROVISIONS OF THIS CLAUSE BECOME EFFECTIVE OR BE
            APPLICABLE, IF THE FIRE OR OTHER CASUALTY AND DAMAGE SHALL BE THE
            RESULT OF THE CARELESSNESS, NEGLIGENCE OR IMPROPER CONDUCT OF THE
            TENANT OR THE TENANT'S AGENTS, EMPLOYEES, GUESTS, LICENSEES,
            INVITEES, SUBTENANTS, ASSIGNEES OR SUCCESSORS. IN SUCH CASE, THE
            TENANT'S LIABILITY FOR THE PAYMENT OF THE RENT AND THE PERFORMANCE
            OF ALL THE COVENANTS, CONDITIONS AND TERMS HEREOF ON THE TENANT'S
            PART TO BE PERFORMED SHALL CONTINUE AND THE TENANT SHALL BE LIABLE
            TO THE LANDLORD FOR THE DAMAGE AND LOSS SUFFERED BY THE LANDLORD. IF
            THE TENANT SHALL HAVE BEEN INSURED AGAINST ANY OF THE RISKS HEREIN
            COVERED, THEN THE PROCEEDS OF SUCH INSURANCE SHALL BE PAID OVER TO
            THE LANDLORD TO THE EXTENT OF THE LANDLORD'S COSTS AND EXPENSES TO
            MAKE THE REPAIRS HEREUNDER, AND SUCH INSURANCE CARRIERS SHALL HAVE
            NO RECOURSE AGAINST THE LANDLORD FOR REIMBURSEMENT.

                 14TH:  IF THE TENANT SHALL FAIL OR REFUSE TO COMPLY WITH AND
            PERFORM ANY CONDITIONS AND COVENANTS OF THE WITHIN LEASE, THE
REIMBURSE-  LANDLORD MAY, IF THE LANDLORD SO ELECTS, CARRY OUT AND PERFORM SUCH
MENT OF     CONDITIONS AND COVENANTS, AT THE COST AND EXPENSE OF THE TENANT, AND
LANDLORD    THE SAID COST AND EXPENSE SHALL BE PAYABLE ON DEMAND, OR AT THE
            OPTION OF THE LANDLORD SHALL BE ADDED TO THE INSTALLMENT OF RENT DUE
            IMMEDIATELY THEREAFTER BUT IN NO CASE LATER THAN ONE MONTH AFTER
            SUCH DEMAND, WHICHEVER OCCURS SOONER, AND SHALL BE DUE AND PAYABLE
            AS SUCH. THIS REMEDY SHALL BE IN ADDITION TO SUCH OTHER REMEDIES AS
            THE LANDLORD MAY HAVE HEREUNDER BY REASON OF THE BREACH BY THE
            TENANT OF ANY OF THE COVENANTS AND CONDITIONS IN THIS LEASE
            CONTAINED.

                 15TH:  THE TENANT AGREES THAT THE LANDLORD AND THE LANDLORD'S
            AGENTS, EMPLOYEES OR OTHER REPRESENTATIVES, SHALL HAVE THE RIGHT TO INSPECTION ENTER INTO AND UPON THE SAID PREMISES OR ANY PART THEREOF, AT ALL AND REPAIR REASONABLE HOURS, FOR THE PURPOSE OF EXAMINING THE SAME OR MAKING
            SUCH REPAIRS OR ALTERATIONS THEREIN AS MAY BE NECESSARY FOR THE SAFETY AND PRESERVATION THEREOF. THIS CLAUSE SHALL NOT BE DEEMED TO BE A COVENANT BY THE LANDLORD NOR BE CONSTRUED TO CREATE AN OBLIGATION ON THE PART OF THE LANDLORD TO MAKE SUCH INSPECTION OR REPAIRS.

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                 16TH:  THE TENANT AGREES TO PERMIT THE LANDLORD AND THE
            LANDLORD'S AGENTS, EMPLOYEES OR OTHER REPRESENTATIVES TO SHOW THE
RIGHT TO    PREMISES TO PERSONS WISHING TO RENT OR PURCHASE THE SAME, AND TENANT
EXHIBIT     AGREES THAT ON AND AFTER NOVEMBER 1, 1998 NEXT PRECEDING THE EXPIRA-
            TION OF THE TERM HEREOF, THE LANDLORD OR THE LANDLORD'S AGENTS,
            EMPLOYEES OR OTHER REPRESENTATIVES SHALL HAVE THE RIGHT TO PLACE
            NOTICES ON THE FRONT OF SAID PREMISES OR ANY PART THEREOF, OFFERING
            THE PREMISES FOR RENT OR FOR SALE; AND THE TENANT HEREBY AGREES TO
            PERMIT THE SAME TO REMAIN THEREON WITHOUT HINDRANCE OR MOLESTATION.

INCREASE OF      SEE RIDER
INSURANCE
RATES

                 18TH: ANY EQUIPMENT, FIXTURES, GOOD OR OTHER PROPERTY OF THE REMOVAL OF TENANT, NOT REMOVED BY THE TENANT UPON THE TERMINATION OF THIS
TENANT'S    LEASE, OR UPON ANY QUITTING, VACATING OR ABANDONMENT OF THE PREMISES
PROPERTY    BY THE TENANT, OR UPON THE TENANT'S EVICTION, SHALL BE CONSIDERED AS
            ABANDONED AND THE LANDLORD SHALL HAVE THE RIGHT, WITHOUT ANY NOTICE
            TO THE TENANT, TO SELL OR OTHERWISE DISPOSE OF THE SAME, AT THE
            EXPENSE OF THE TENANT, AND SHALL NOT BE ACCOUNTABLE TO THE TENANT
            FOR ANY PART OF THE PROCEEDS OF SUCH SALE, IF ANY.

                 19TH:  IF THERE SHOULD OCCUR ANY DEFAULT ON THE PART OF THE
            TENANT IN THE PERFORMANCE OF ANY CONDITIONS AND COVENANTS HEREIN
REMEDIES    CONTAINED, OR IF DURING THE TERM HEREOF THE PREMISES OR ANY PART
UPON        THEREOF SHALL BE OR BECOME ABANDONED OR DESERTED, VACATED OR VACANT,
TENANT'S    OR SHOULD THE TENANT BE EVICTED BY SUMMARY PROCEEDINGS OR OTHERWISE,
DEFAULT     THE LANDLORD, IN ADDITION TO ANY OTHER REMEDIES HEREIN CONTAINED OR
            AS MAYBE PERMITTED BY LAW, MAY EITHER BY FORCE OR OTHERWISE, WITHOUT
            BEING LIABLE FOR PROSECUTION THEREFOR, OR FOR DAMAGES, RE-ENTER THE
            SAID PREMISES AND THE SAME HAVE AND AGAIN POSSESS AND ENJOY; AND AS
            AGENT FOR THE TENANT OR OTHERWISE, RE-LET THE PREMISES AND RECEIVE
            THE RENTS THEREFOR AND APPLY THE SAME, FIRST TO THE PAYMENT OF SUCH
            EXPENSES, REASONABLE ATTORNEY FEES AND COSTS, AS THE LANDLORD MAY
            HAVE BEEN PUT TO IN RE-ENTERING AND REPOSSESSING THE SAME AND IN
            MAKING SUCH REPAIRS AND ALTERATIONS AS MAY BE NECESSARY; AND SECOND
            TO THE PAYMENT OF RENTS DUE HEREUNDER. THE TENANT SHALL REMAIN
            LIABLE FOR SUCH RENTS AS MAY BE IN ARREARS AND ALSO THE RENTS AS MAY
            ACCRUE SUBSEQUENT TO THE RE-ENTRY BY THE LANDLORD, TO THE EXTENT OF
            THE DIFFERENCE BETWEEN THE RENTS RESERVED HEREUNDER AND THE RENTS,
            IF ANY, RECEIVED BY THE LANDLORD DURING THE REMAINDER OF THE
            UNEXPIRED TERM HEREOF, AFTER DEDUCTING THE AFOREMENTIONED EXPENSES,
            FEES AND COSTS; THE SAME TO BE PAID AS SUCH DEFICIENCIES ARISE AND
            ARE ASCERTAINED EACH MONTH.






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                 20TH:  UPON THE OCCURRENCE OF ANY OF THE CONTINGENCIES SET
            FORTH IN THE PRECEDING CLAUSE, OR SHOULD THE TENANT BE ADJUDICATED A
            BANKRUPT, INSOLVENT OR PLACED IN RECEIVERSHIP, OR SHOULD PROCEEDINGS
TERMINA-    BE INSTITUTED BY OR AGAINST THE TENANT FOR BANKRUPTCY, INSOLVENCY,
TION ON     RECEIVERSHIP, AGREEMENT OF COMPOSITION OR ASSIGNMENT FOR THE BENEFIT
DEFAULT     OF CREDITORS, OR IF THIS LEASE OR THE ESTATE OF THE TENANT HEREUNDER
            SHALL PASS TO ANOTHER BY VIRTUE OF ANY COURT PROCEEDINGS, WRIT OF
            EXECUTION, LEVY, SALE, OR BY OPERATION OF LAW, THE LANDLORD MAY, IF
            THE LANDLORD SO ELECTS, AT ANY TIME THEREAFTER, TERMINATE THIS LEASE
            AND THE TERM HEREOF, UPON GIVING TO THE TENANT OR TO ANY TRUSTEE,
            RECEIVER, ASSIGNEE OR OTHER PERSON IN CHARGE OF OR ACTING AS
            CUSTODIAN OF THE ASSETS OR PROPERTY OF THE TENANT, FIVE DAYS NOTICE
            IN WRITING, OF THE LANDLORD'S INTENTION SO TO DO. UPON THE GIVING OF
            SUCH NOTICE, THIS LEASE AND THE TERM HEREOF SHALL END ON THE DATE
            FIXED IN SUCH NOTICE AS IF THE SAID DATE WAS THE DATE ORIGINALLY
            FIXED IN THIS LEASE FOR THE EXPIRATION HEREOF; AND THE LANDLORD
            SHALL HAVE THE RIGHT TO REMOVE ALL PERSONS, GOODS, FIXTURES AND
            CHATTELS THEREFROM, BY FORCE OR OTHERWISE, WITHOUT LIABILITY FOR
            DAMAGES.

                 21ST:  THE LANDLORD SHALL NOT BE LIABLE FOR ANY DAMAGE OR
            INJURY WHICH MAY BE SUSTAINED BY THE TENANT OR ANY OTHER PERSON, AS
            A CONSEQUENCE OF THE FAILURE, BREAKAGE, LEAKAGE OR OBSTRUCTION OF
NON-LIA-    THE WATER, PLUMBING, STEAM, SEWER, WASTE OR SOIL PIPES, ROOF,
BILITY OF   DRAINS, LEADERS, GUTTERS, VALLEYS, DOWNSPOUTS OR THE LIKE OR OF THE
LANDLORD    ELECTRICAL, GAS, POWER, CONVEYOR, REFRIGERATION, SPRINKLER,
            AIRCONDITIONING OR HEATING SYSTEMS, ELEVATORS OR HOISTING EQUIPMENT;
            OR BY REASON OF THE ELEMENTS; OR RESULTING FROM THE CARELESSNESS,
            NEGLIGENCE OR IMPROPER CONDUCT ON THE PART OF ANY OTHER TENANT OR OF
            THE LANDLORD OR THE LANDLORD'S OR THIS OR ANY OTHER TENANT'S AGENTS,
            EMPLOYEES, GUESTS, LICENSEES, INVITEES, SUBTENANTS, ASSIGNEES OR
            SUCCESSORS; OR ATTRIBUTABLE TO ANY INTERFERENCE WITH, INTERRUPTION
            OF OR FAILURE, BEYOND THE CONTROL OF THE LANDLORD, OF ANY SERVICES
            TO BE FURNISHED OR SUPPLIED BY THE LANDLORD.

                 22ND:  THE VARIOUS RIGHTS, REMEDIES, OPTIONS AND ELECTIONS OF
            THE LANDLORD, EXPRESSED HEREIN, ARE CUMULATIVE, AND THE FAILURE OF
            THE LANDLORD TO ENFORCE STRICT PERFORMANCE BY THE TENANT OF THE
NON-WAIVER  CONDITIONS AND COVENANTS OF THIS LEASE OR TO EXERCISE ANY ELECTION
BY LAND-    OR OPTION OR TO RESORT OR HAVE RECOURSE TO ANY REMEDY HEREIN
LORD        CONFERRED OR THE ACCEPTANCE BY THE LANDLORD OF ANY INSTALLMENT OF
            RENT AFTER ANY BREACH BY THE TENANT, IN ANY ONE OR MORE INSTANCES,
            SHALL NOT BE CONSTRUED OR DEEMED TO BE A WAIVER OR A RELINQUISHMENT
            FOR THE FUTURE BY THE LANDLORD OF ANY SUCH CONDITIONS AND COVENANTS,
            OPTIONS, ELECTIONS OR REMEDIES, BUT THE SAME SHALL CONTINUE IN FULL
            FORCE AND EFFECT.

                 23RD:  THIS LEASE AND THE OBLIGATION OF THE TENANT TO PAY THE
            RENT HEREUNDER AND TO COMPLY WITH THE COVENANTS AND CONDITIONS
NON-PER-    HEREOF, SHALL NOT BE AFFECTED, CURTAILED, IMPAIRED OR EXCUSED
FORMANCE    BECAUSE OF THE LANDLORD'S INABILITY TO SUPPLY ANY SERVICE OR
BY LAND-    MATERIAL CALLED FOR HEREIN, BY REASON OF ANY RULE, ORDER, REGULATION
LORD        OR PREEMPTION BY ANY GOVERNMENTAL ENTITY, AUTHORITY, DEPARTMENT,
            AGENCY OR SUBDIVISION OR FOR ANY DELAY WHICH MAY ARISE BY REASON OF
            NEGOTIATIONS FOR THE ADJUSTMENT OF ANY FIRE OR OTHER CASUALTY LOSS
            OR BECAUSE OF STRIKES OR OTHER LABOR TROUBLE OR FOR ANY CAUSE BEYOND
            THE CONTROL OF THE LANDLORD.

                 24TH:  THE TERMS, CONDITIONS, COVENANTS AND PROVISIONS OF THIS
            LEASE SHALL BE DEEMED TO BE SEVERABLE. IF ANY CLAUSE OR PROVISION
VALIDITY    HEREIN CONTAINED SHALL BE ADJUDGED TO BE INVALID OR UNENFORCEABLE BY
OF LEASE    A COURT OF COMPETENT JURISDICTION OR BY OPERATION OF ANY APPLICABLE
            LAW, IT SHALL NOT AFFECT THE VALIDITY OF ANY OTHER CLAUSE OR
            PROVISION HEREIN, BUT SUCH OTHER CLAUSES OR PROVISIONS SHALL REMAIN
            IN FULL FORCE AND EFFECT.

                 25TH:  ALL NOTICES REQUIRED UNDER THE TERMS OF THIS LEASE
            SHALL BE GIVEN AND SHALL BE COMPLETE BY MAILING SUCH NOTICES BY
NOTICES CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, TO THE ADDRESS OF THE PARTIES AS SHOWN AT THE HEAD OF THIS LEASE, OR TO SUCH OTHER ADDRESS AS MAY BE DESIGNATED IN WRITING, WHICH NOTICE OF CHANGE OF ADDRESS SHALL BE GIVEN IN THE SAME MANNER.

                 26TH:  THE LANDLORD COVENANTS AND REPRESENTS THAT THE LANDLORD
TITLE AND   IS THE OWNER OF THE PREMISES HEREIN LEASED AND HAS THE RIGHT AND
QUIET       AUTHORITY TO ENTER INTO, EXECUTE AND DELIVER THIS LEASE; AND DOES
ENJOYMENT   FURTHER COVENANT THAT THE TENANT ON PAYING THE RENT AND PERFORMING
            THE CONDITIONS AND COVENANTS HEREIN CONTAINED, SHALL AND MAY
            PEACEABLY AND QUIETLY HAVE, HOLD AND ENJOY THE LEASED PREMISES FOR
            THE TERM AFOREMENTIONED.

                 27TH: THIS LEASE CONTAINS THE ENTIRE CONTRACT BETWEEN THE ENTIRE PARTIES. NO REPRESENTATIVE, AGENT OR EMPLOYEE OF THE LANDLORD HAS
CONTRACT    BEEN AUTHORIZED TO MAKE ANY REPRESENTATIONS OR PROMISES WITH
            REFERENCE TO THE WITHIN LETTING OR TO VARY, ALTER OR MODIFY THE
            TERMS HEREOF. NO ADDITIONS, CHANGES OR MODIFICATIONS, RENEWALS OR
            EXTENSIONS HEREOF, SHALL BE BINDING UNLESS REDUCED TO WRITING AND
            SIGNED BY THE LANDLORD AND THE TENANT.

                 28TH:  IF IN ANY CALENDAR YEAR DURING THE TERM AND OF ANY
            RENEWAL OR EXTENSION OF THE TERM HEREOF, THE ANNUAL MUNICIPAL TAXES
            ASSESSED AGAINST THE LAND AND IMPROVEMENTS LEASED HEREUNDER OR OF
TAX         WHICH THE PREMISES HEREIN LEASED ARE A PART, SHALL BE GREATER THAN
INCREASE    THE MUNICIPAL TAXES ASSESSED AGAINST THE SAID LANDS AND IMPROVEMENTS
            FOR THE CALENDAR YEAR 19_____, WHICH IS HEREBY DESIGNATED AS THE
            BASE YEAR, THEN, IN ADDITION TO THE RENT HEREIN FIXED, THE TENANT
            AGREES TO PAY A SUM EQUAL TO ______________________________________
            ______________________________ OF THE AMOUNT BY WHICH SAID TAX

            EXCEEDS THE ANNUAL TAX FOR THE BASE YEAR, INCLUSIVE OF ANY INCREASE DURING ANY SUCH CALENDAR YEAR. THE SAID SUM SHALL BE CONSIDERED AS ADDITIONAL RENT AND SHALL BE PAID IN AS MANY EQUAL INSTALLMENTS AS THERE ARE MONTHS REMAINING IN THE CALENDAR YEAR IN WHICH SAID TAXES EXCEED THE TAXES FOR THE BASE YEAR, ON THE FIRST DAY OF EACH MONTH IN ADVANCE, DURING THE REMAINING MONTHS OF THAT YEAR. IF THE TERM HEREOF SHALL COMMENCE AFTER THE FIRST DAY OF JANUARY OR SHALL TERMINATE PRIOR TO THE LAST DAY OF DECEMBER IN ANY YEAR, THEN SUCH ADDITIONAL RENT RESULTING FROM A TAX INCREASE SHALL BE PROPORTIONATELY ADJUSTED FOR THE FRACTION OF THE CALENDAR YEAR INVOLVED. N.A.

                 29TH:  IF ANY MECHANICS' OR OTHER LIENS SHALL BE CREATED OR
            FILED AGAINST THE LEASED PREMISES BY REASON OF LABOR PERFORMED OR MATERIALS FURNISHED FOR THE TENANT IN THE ERECTION, CONSTRUCTION,
MECHANICS'  COMPLETION, ALTERATION, REPAIR OR ADDITION TO ANY BUILDING OR
LIENS IMPROVEMENT, THE TENANT SHALL UPON DEMAND, AT THE TENANT'S OWN COST AND EXPENSE, CAUSE SUCH LIEN OR LIENS TO BE SATISFIED AND DISCHARGED OF RECORD TOGETHER WITH ANY NOTICES OF INTENTION THAT MAY HAVE BEEN FILED. FAILURE SO TO DO, SHALL ENTITLE THE LANDLORD TO RESORT TO SUCH REMEDIES AS ARE PROVIDED HEREIN IN THE CASE OF ANY DEFAULT OF THIS LEASE, IN ADDITION TO SUCH AS ARE PERMITTED BY LAW.

                 30TH:  THE TENANT WAIVES ALL RIGHTS OF RECOVERY AGAINST THE
WAIVER OF   LANDLORD OR LANDLORD'S AGENTS, EMPLOYEES OR OTHER REPRESENTATIVES,
SUBROGA-    FOR ANY LOSS, DAMAGES OR INJURY OF ANY NATURE WHATSOEVER TO PROPERTY
TION        OR PERSONS FOR WHICH THE TENANT IS INSURED. THE TENANT SHALL OBTAIN
RIGHTS      FROM TENANT'S INSURANCE CARRIERS AND WILL DELIVER TO THE LANDLORD,
            WAIVERS OF THE SUBROGATION RIGHTS UNDER THE RESPECTIVE POLICIES.

                 31ST:  THE TENANT HAS THIS DAY DEPOSITED WITH THE LANDLORD THE
            SUM OF $23,958.34 AS SECURITY FOR THE PAYMENT OF THE RENT HEREUNDER AND THE FULL AND FAITHFUL PERFORMANCE BY THE TENANT OF THE COVENANTS AND CONDITIONS ON THE PART OF THE TENANT TO BE PERFORMED. SAID SUM SHALL BE RETURNED TO THE TENANT, WITHOUT INTEREST, AFTER THE
SECURITY EXPIRATION OF THE TERM HEREOF, PROVIDED THAT THE TENANT HAS FULLY AND FAITHFULLY PERFORMED ALL SUCH COVENANTS AND CONDITIONS AND IS NOT IN ARREARS IN RENT. DURING THE TERM HEREOF, THE LANDLORD MAY, IF THE LANDLORD SO ELECTS, HAVE RECOURSE TO SUCH SECURITY, TO MAKE GOOD ANY DEFAULT BY THE TENANT, IN WHICH EVENT THE TENANT SHALL, ON DEMAND, PROMPTLY RESTORE SAID SECURITY TO ITS ORIGINAL AMOUNT. LIABILITY TO REPAY SAID SECURITY TO THE TENANT SHALL RUN WITH THE REVERSION AND TITLE TO SAID PREMISES, WHETHER ANY CHANGE IN OWNERSHIP THEREOF BE BY VOLUNTARY ALIENATION OR AS THE RESULT OF JUDICIAL SALE, FORECLOSURE OR OTHER PROCEEDINGS, OR THE EXERCISE OF A RIGHT OF TAKING OR ENTRY BY ANY MORTGAGEE. THE LANDLORD SHALL ASSIGN OR TRANSFER SAID SECURITY, FOR THE BENEFIT OF THE TENANT, TO ANY SUBSEQUENT OWNER OR HOLDER OF THE REVERSION OR TITLE TO SAID PREMISES, IN WHICH CASE THE ASSIGNEE SHALL BECOME LIABLE FOR THE REPAYMENT THEREOF AS HEREIN PROVIDED, AND THE ASSIGNOR SHALL BE DEEMED TO BE RELEASED BY THE TENANT FROM ALL LIABILITY TO RETURN

            SUCH SECURITY. THIS PROVISION SHALL BE APPLICABLE TO EVERY ALIENATION OR CHANGE IN TITLE AND SHALL IN NO WISE BE DEEMED TO PERMIT THE LANDLORD TO RETAIN THE SECURITY AFTER TERMINATION OF THE LANDLORD'S OWNERSHIP OF THE REVERSION OR TITLE. THE TENANT SHALL NOT MORTGAGE, ENCUMBER OR ASSIGN SAID SECURITY WITHOUT THE WRITTEN CONSENT OF THE LANDLORD.


                 ** TWO MONTHS SECURITY IN THE SUM OF $23,958.34 AND FIRST MONTH RENT DUE AT THE TIME OF SIGNING THIS LEASE.







CONFORMA-        THE LANDLORD MAY PURSUE THE RELIEF OR REMEDY SOUGHT IN ANY
TION WITH   INVALID CLAUSE, BY CONFORMING THE SAID CLAUSE WITH THE PROVISIONS OF
LAWS AND    THE STATUTES OR THE REGULATIONS OF ANY GOVERNMENTAL AGENCY IN SUCH
REGULA-     CASE MADE AND PROVIDED AS IF THE PARTICULAR PROVISIONS OF THE
TIONS       APPLICABLE STATUTES OR REGULATIONS WERE SET FORTH HEREIN AT LENGTH.

                 IN ALL REFERENCES HEREIN TO ANY PARTIES, PERSONS, ENTITIES OR
            CORPORATIONS THE USE OF ANY PARTICULAR GENDER OR THE PLURAL OR SINGULAR NUMBER IS INTENDED TO INCLUDE THE APPROPRIATE GENDER OR NUMBER AS THE TEXT OF THE WITHIN INSTRUMENT MAY REQUIRE. ALL THE TERMS, COVENANTS AND CONDITIONS HEREIN CONTAINED SHALL BE FOR AND SHALL INURE TO THE BENEFIT OF AND SHALL BIND THE RESPECTIVE PARTIES HERETO, AND THEIR HEIRS, EXECUTORS, ADMINISTRATORS, PERSONAL OR LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS.

                 IN WITNESS WHEREOF, THE PARTIES HERETO HAVE HEREUNTO SET THEIR
            HANDS AND SEALS, OR CAUSED THESE PRESENTS TO BE SIGNED BY THEIR PROPER CORPORATE OFFICERS AND THEIR PROPER CORPORATE SEAL TO BE HERETO AFFIXED, THE DAY AND YEAR FIRST ABOVE WRITTEN.



              SIGNED, SEALED AND DELIVERED
                   IN THE PRESENCE OF        /S/ ALFRED TEO
                     OR ATTESTED BY          ALFRED TEO, GAMMA REALTY   LANDLORD


            /S/ MARK TEO                     /S/ JEFFREY A. CHIMOVITZ    3/10/96
            Mark Teo                         JEFFREY A. CHIMOVITZ         TENANT
                                             VICE PRESIDENT & SECRETARY, THE
                                               COLONEL'S INC.

                                             ___________________________________

            RIDER TO LEASE DATED MARCH 15, 1996 BETWEEN GAMMA REALTY, AS LANDLORD, AND THE COLONEL'S, INC., AS TENANT.

                                 PROPERTY ADDRESS
                                40 VREELAND AVENUE
                                 TOTOWA, NJ 07512

            ADDED PROVISIONS AS PER JEFFREY A. CHIMOVITZ

            32ND     THE LEASED SPACE WILL BE APPROXIMATELY 23,000 SQUARE
                     FEET.

            33RD OCCUPANCY WILL COMMENCE ON APRIL 1, 1996 OR WHEN TOWNSHIP ISSUES USE AND OTHER PERMITS, WHICHEVER OCCURS LATER.

            34TH THE LEASE'S INITIAL TERM WILL BE 3 YEARS, AT $6.25/SQ. FT. PER YEAR GROSS.

            35TH THE LEASE WILL GRANT THE TENANT AN OPTION TO RENEW FOR AN ADDITIONAL 3 YEAR TERM AT $7.00/SQ. FT. PER YEAR GROSS.

            36TH THE TENANT WILL BE REQUIRED TO DEPOSIT TWO MONTH'S RENT ($23,958.34) AS SECURITY FOR ITS PERFORMANCE UNDER THE LEASE.

            37TH THE TENANT MAY TERMINATE THE LEASE, IF ITS RENT IS PAID TO DATE AT THE TIME OF TERMINATION, BY TENDERING A LEASE TERMINATION FEE, EQUAL TO FOUR MONTH'S RENT.

            38TH LANDLORD SHALL BE RESPONSIBLE FOR MAINTAINING THE BUILDING AND PAYING REAL ESTATE TAXES, BUILDING INSURANCE, LANDSCAPING, SNOW REMOVAL AND OTHER COMMON AREA COSTS.

            39TH TENANT SHALL BE RESPONSIBLE FOR PAYING ITS OWN UTILITIES AND THE COST OF OBTAINING NECESSARY APPROVALS, INCLUDING AN OCCUPANCY PERMIT, FROM THE TOWNSHIP.

            40TH TENANT WILL ACCEPT THE PREMISES IN ITS "AS IS" CONDITION, EXCEPT THAT LANDLORD SHALL DELIVER POSSESSION OF IT BROOM CLEAN AND WITH ALL ELECTRICAL, PLUMBING, MECHANICAL AND HEATING UNITS IN GOOD WORKING ORDER AT THE TIME THE LEASE TERM BEGINS.

            41ST PRIOR TO THE LEASE TERM BEGINNING, LANDLORD SHALL COMPLETE THE ENCLOSURE OF THE LEASED AREA BY REPAIRING THE SHEET ROCK WALL WHERE AN ENTRANCE HAD BEEN CUT. LANDLORD WILL FURTHER PROVIDE A BATHROOM CONSTRUCTED IN SUCH A WAY AND LOCATED SO THAT IT COMPILES WITH ALL STATE AND TOWNSHIP REQUIREMENTS INCLUDING HANDICAP ACCESSIBILITY IF NECESSARY.

            42ND TENANT SHALL HAVE THE RIGHT TO INSTALL THREE SIGNS ON THE SITE WITH THE LANDLORD'S PERMISSION, WHICH SHALL NOT BE UNREASONABLY WITHHELD. THOSE SIGNS WILL BE LOCATED ABOVE THE LOADING DOCK ON THE BUILDING, AT THE TOP LEFT OF THE BUILDING, AND ON THE GRASS AT THE DRIVEWAY.

            43RD TENANT SHALL HAVE THE RIGHT, AT ITS OWN EXPENSE AND SUBJECT TO OBTAINING TOWNSHIP APPROVAL, TO INSTALL A PORTABLE DRIVE IN RAMP AT THE BUILDING.

            44TH TENANT'S USE OF THE LEASED PREMISES SHALL BE FOR WAREHOUSE AND DISTRIBUTION OF AUTOMOBILE AND TRUCK BUMPERS, RELATED PARTS AND TRUCK BED LINERS.

            45TH IF ALPHA INDUSTRIES IS UNABLE TO COMPLETE ITS VACATION OF THE PREMISES BEFORE APRIL 1, 1996, TENANT AGREES TO SHARE THE PREMISES WITH ALPHA DURING APRIL IN RETURN FOR A 1/2 REDUCTION OF ITS RENT FOR THAT MONTH ($5,989.58)

            ADDITIONAL PROVISIONS

            46TH LANDLORD AGREES THAT IT IS RESPONSIBLE FOR ANY BROKERS FEE ARISING OUT OF THE EXECUTION OF THIS LEASE.

            47TH UPON THE EXPIRATION OF THIS LEASE AND PROVIDING TENANT IS NOT IN DEFAULT OF ANY TERM OF THIS LEASE, TENANT AT ITS OPTION MAY RENEW THIS LEASE. IF TENANT ELECTS TO EXERCISE THE THREE YEAR OPTION, SIX (6) MONTHS WRITTEN NOTICE SHALL BE SUBMITTED TO THE LANDLORD VIA CERTIFIED MAIL, RETURN RECEIPT REQUESTED.

            GAMMA REALTY CO.                   THE COLONEL'S, INC.
            BY:                                BY:



            /S/ ALFRED TEO                     /S/ JEFFREY A. CHIMOVITZ  3/21/96
            LANDLORD               DATE        TENANT                       DATE
            ALFRED TEO                         JEFFREY A. CHIMOVITZ



            ___________________________      ___________________________________
            WITNESS                DATE      WITNESS                        DATE